Consumer Analyst Group of New York (CAGNY) Conference February 17, 2010 Hermann Waldemer Chief Financial Officer Philip Morris International Exhibit 99.2

2
Introduction

Unless otherwise stated, we will be talking about results in the fourth quarter or the full-year 2009 and comparing them with the same period in 2008

References to PMI volumes refer to shipment data

Industry volume and market shares are the latest data
available from a number of internal and external sources

Organic volume refers to volume excluding acquisitions

Net revenues exclude excise taxes

Reconciliations of non-GAAP measures included in this
presentation to the most comparable GAAP measures are
provided at the end of this presentation, and are available on our website

3 3
Forward-Looking and Cautionary Statements
This presentation and related discussion contain statements that, to the extent they do not relate strictly to historical or current facts, constitute
“forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements are based on current plans, estimates and expectations, and are not guarantees of future performance. They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. PMI undertakes no obligation to publicly update or revise any forward-looking statements, except in the normal course of its public disclosure obligations. The risks and uncertainties relating to the forward-looking statements in this presentation include those described under Item 1A.
“Risk Factors” in PMI’s Form 10-K for the year ended December 31,
2008, and Form 10-Q for the quarter ended September 30, 2009, filed with the Securities and Exchange Commission.

4 4 Agenda Review of 2009 results 2010 business outlook Superior brand portfolio Cost savings and productivity improvements Cash flow enhancement and capital structure M&A Shareholder returns

5 PMI Results Source: PMI Financials 864.0 2009 Results (units billion) 1 – 2% - 1.5% - 0.7% Cigarette Volume Excl. Acquisitions Actual Mid to Long-Term Annual Growth Targets % Growth 2009 vs. 2008

6
PMI Results
25.0
2009 Results
($ billion)
4 – 6% + 5.3% - 2.6% Net Revenues
Excl. Curr. &
Acquisitions Actual
Mid to Long-Term
Constant Currency
Annual Growth Targets
% Growth
2009 vs. 2008
Source: PMI Financials. See reconciliations to U.S. GAAP measures at the end of this presentation.

7
PMI Results
10.4
25.0
2009 Results
($ billion)
6 – 8% + 8.7% - 1.9% Adjusted OCI
(a)
4 – 6% + 5.3% - 2.6% Net Revenues
Excl. Curr. &
Acquisitions Actual
Mid to Long-Term
Constant Currency
Annual Growth Targets
% Growth
2009 vs. 2008
(a) Excludes asset impairment, exit and other costs
Source: PMI Financials. See reconciliations to U.S. GAAP measures at the end of this presentation.

8
PMI Results
3.29
10.4
25.0
2009
Results ($)
6 – 8% + 8.7% - 1.9%
Adjusted OCI
(a)
10 – 12% + 15.4%
(b)
- 0.6% Adjusted Diluted EPS
4 – 6% + 5.3% - 2.6% Net Revenues
Excl. Curr. &
Acquisitions Actual
Mid to Long-Term
Constant Currency
Annual Growth Targets
% Growth
2009 vs. 2008
(a) Excludes asset impairment, exit and other costs
(b) Only excludes currency
Source: PMI Financials. See reconciliations to U.S. GAAP measures at the end of this presentation.

9 9 Agenda Review of 2009 results 2010 business outlook Superior brand portfolio Cost savings and productivity improvements Cash flow enhancement and capital structure M&A Shareholder returns

10 10
Cigarette Industry Volume
1,196
1,156
2,134
2,183
2,140
2,181
5,470
5,520
2007 2008
Non-OECD
OECD
(a)
China
(3.3)%
+2.3%
+1.9%
+0.9%
(a) Excluding USA and duty-free
Note: Organization for Economic Co-operation and Development (“OECD”)
Source: PMI estimates
(billion units)

11 11
Cigarette Industry Volume
1,196
1,156
1,130
2,134
2,183
2,141
2,140
2,181
2,289
5,470
5,520
5,560
2007 2008 2009
Non-OECD
OECD
(a)
China
(3.3)%
+2.3%
+1.9%
+0.9%
(2.2)%
(1.9)%
+5.0%
+0.7%
(a) Excluding USA and duty-free
Note: Organization for Economic Co-operation and Development (“OECD”)
Source: PMI estimates
(billion units)

12
Industry Volume Trends : OECD
Western Europe underlying trend: -2.5% to -3.0% a year
Central Europe was declining faster, driven by excise tax
increases related to EU accession, but volume decline
rate should in future be in line with Western Europe
Japan underlying trend : -3.5% to -4.0% a year
In 2010/11, Japan volume decline will depend on the
price/tax outcome
Source: PMI estimates

13
Industry Volume Trends: Non-OECD
Driven by Russia (390 billion units in 2009) and Indonesia
(260 billion units)
Russian market grew by 3.5% in 2008, but declined by
2.7% in 2009
Indonesian market continued to grow in 2009 at previous
pace of 4-5% a year
Source: PMI estimates

14
Industry Volume Trends: Outlook for 2010
Emerging markets in Asia, such as Indonesia, to grow
Volumes in Russia to gradually stabilize
Volatility in Ukraine and adverse impact of large tax-
driven price increases in Turkey
Western Europe to follow recent underlying volume trend
Central Europe trends to converge with Western Europe
Underlying volume decline in Japan, with additional
impact of tax increase, which is difficult to predict
Forecast for global industry volume, excluding China and
the United States, is decline of around 2% in 2010, in line
with 2009 trend
Source: PMI estimates

15
PMI Volume Trends : 2010 and Beyond
Share improvements should enable us to outperform the
industry again in 2010
PMI organic volume performance in 2010 expected to be
similar to 2009, namely down around 1.5%
Progressive return to our 1% annual organic growth target
should be feasible, once the economic recovery translates
into higher employment levels and improved consumer
confidence, thanks to:
–
Excellent geographic footprint
–
Strength and breadth of our brand portfolio

16
Net Revenues
While volume is important, our prime focus is on growing
net revenues by 4-6% a year, excluding currency and
acquisitions
Key factors influencing net revenues are excise taxes
and prices

17
Excise Taxation
Rate of increase and structure are of paramount
importance
Desirable approach is regular, reasonable increases:
–
Government revenues are enhanced
–
Manageable from industry perspective
Large excise tax increases are disruptive and often have
unintended consequences, such as encouraging
contraband and counterfeit

18
Excise Taxation
Most governments implement reasonable rate increases
or participate in price increases through ad-valorem tax
elements:
- Australia, Mexico and Russia are good examples of first approach
- France and Italy are good examples of second approach
From time to time, some governments implement
unreasonable increases:
- Brazil and Ukraine in 2009
- Greece, Romania and Turkey in 2010

19
Excise Taxation - Turkey
Government increased ad-valorem excise tax rate from
58% to 63%
Minimum excise tax was raised from TRL 2.05/pack to
TRL 2.65/pack
PMI increased retail prices in a magnitude that
safeguards our unit margins:
–
Marlboro from TRL 5.50/pack to TRL 7.00/pack
–
Lark from TRL 3.50/pack to TRL 4.50/pack
Source: Turkish Ministry of Finance and PMSA

20 20
Excise Taxation - Japan
Consumption tax of 5% to be left unchanged
Trade margins currently 10% of retail price
Unit revenue neutral pass-on retail price increase: 82 Yen
per pack
Key PMI objective is to obtain pricing freedom
(Yen per pack of 20) Current Proposed Variance
National Excise Tax 71.04 106.04 35.00
Local Excise Tax 87.44 122.44 35.00
Special Tobacco Tax 16.40 16.40 -
Total  174.88 244.88 70.00
Source: Japanese Ministry of Finance and PMJKK

21
Excise Taxation
From a structural perspective, what is needed is a system
that protects government revenues and supports public
health objectives:
–
Specific excise taxes
–
Minimum excise taxes
–
Minimum reference prices
Today, one or more of these are in place in 23 of PMI’s
top 25 OCI markets
Source: PMI Corporate Affairs

22
Excise Taxation – European Union
Fiscal tool that limits
downtrading
Cap at 100%
of MPPC
No cap Minimum Excise
Tax
Allows for almost specific
excise tax system
55.0% 76.5% Maximum
Specific to Total
Tax
Escape clause if tax on
WAP above € 115/000 in
2014. Transition periods in
Central Europe
57% on MPPC 60% on WAP Minimum Tax
Incidence
Transition until 2018 for
most Central Europe
countries
€ 64/000 on
MPPC
€ 90/000 on all
cigarettes
Minimum Tax
Yield
Technical changes as of
2011. New minima as of
2014
Today 2011 Implementation
Date
Comments Old Directive New Directive
Note: WAP is Weighted Average Price. MPPC is Most Popular Price Class.
Source: European Union Commission

23
Pricing Strategy
Visible, predictable excise taxation provides strong
framework to optimize pricing decisions
Key is balanced pricing, on a market by market basis,
taking into account:
–
Consumer affordability
–
Competitive environment
–
Margin enhancement vs. volume/mix impact

24 Pricing Variance vs. Volume/Mix (2009) 1,997 (572) 0 2,000 Pricing Volume / Mix Note: variances at level of OCI Source: PMI Financials ($ million) 3.5x

25
Pricing
In last twelve months, PMI implemented price increases
notably in:
As of end of January, two-thirds of pricing embedded in
our 2010 EPS guidance already implemented
Argentina
Brazil
Canada
Dominican Rep.
Mexico
Australia
Indonesia
Malaysia
Pakistan
Philippines
Romania
Russia
Saudi Arabia
Serbia
Turkey
Ukraine
France
Germany
Italy
Poland
Spain
UK
LA & Canada Asia EEMA EU
Source: PMI Financials

26 26 Russia – PMI Shipment Volume by Price Segment 25% 31% 44% 25% 29% 46% 22% 27% 51% 21% 25% 54% Premium Mid Low/Super-low Source: PMI Financials H1, 2008 H2, 2008 H1, 2009 H2, 2009

27 Russia – PMI Market Share 24.9 24.7 25.0 25.3 25.1 25.3 25.6 25.7 22 24 26 28 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Source: A.C. Nielsen 2008 2009 (%)

28 Ukraine – PMI Shipment Volume by Price Segment 22% 35% 43% 23% 36% 41% 21% 36% 43% 22% 35% 43% Source: PMI Financials H1, 2008 H2, 2008 H1, 2009 H2, 2009 Premium Mid Low/Super-low

29 Ukraine – PMI Market Share 34.7 35.2 35.5 35.3 35.8 35.8 35.6 36.2 32 34 36 38 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Source: A.C. Nielsen (%) 2008 2009

30
Spain – Price Segmentation
19.0
19.6
20.2
18.1
16.7
17.3
17.1
15.8
16.1
15.8
16.0
16.1
16.3
16.4
14.7
15.1
0
40
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2008
Source: PMI estimates
Share of Market
2009
(%)
Premium
"3.60
Mid
!3.35

31 Spain – PMI Market Share 31.8 31.6 32.3 31.9 31.8 31.8 32.1 31.7 28 30 32 34 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 (%) 2008 2009 Source: PMI estimates

32 32 Agenda Review of 2009 results 2010 business outlook Superior brand portfolio Cost savings and productivity improvements Cash flow enhancement and capital structure M&A Shareholder returns

33
20.8
21.0
21.3
18
24
2008 2009 Q4
PMI Share Developments
34.5
34.9
35.2
30
36
2008 2009 Q4
(a) Excluding USA and duty-free
(b) Excluding PRC and duty-free
Note: For definition of OECD countries, refer to PMI’s Registration Statement on Form 10 (page 68) dated March 5, 2008
Source: PMI estimates
OECD markets
(a)
Non-OECD markets
(b)
2009 2009
(%) (%)

34
Marlboro
The only truly global cigarette brand
Volume grew by 4.3% in Asia and by double digits in
North Africa in 2009
Global volume adversely impacted in 2009 by:
–
Continued overall market contractions in developed markets
–
Consumer downtrading in selected markets
Marlboro share in Japan was up 0.4 points to 10.5% in
2009
Market share gains in many markets, driven by:
–
New Marlboro architecture
–
Innovative line extensions
Source: PMI Financials, Tobacco Institute of Japan, A.C. Nielsen and PMI estimates

35 35 Marlboro Flavor Line

36 36
Marlboro Red

Upgraded packaging

Positive consumer reaction

Introduced in nine markets
(32% of worldwide volume)

By year end, expect to cover
75% of worldwide volume
0
2
4
6
8
10
Masculine
That I like
Beautiful
That goes
well with me
Original
In the spirit
of the times
High-End
Elegant/chic
Modern
Innovative
Refined
Feminine
Worth
its price
Lets me
stand out
Proud to show
That lacks
character
New Pack Perception Results – France
:
:
New Pack
(n=100)
Old Pack
(n=100)
: Significant Evolution
Source: PMI market research in France (POS study 2 months after launch in Montpellier)

37 37
Marlboro Filter
and Flavor Plus

First introduced in Korea in November 2007

Currently available in 38 markets worldwide

Helping to build PMI share in ultra-light and 1mg
segments

Positive “halo” effect on parent brand
Source: A.C. Nielsen and PMI estimates

38 38
28%
22%
17%
41%
32%
25%
31%
46%
58%
Marlboro Flavor Plus – Slovakia
6mg variant launched in October 2008
0.7% share of market in Q4, 2009
47%
53%
35-64
25-34
18-24
Age Profile
Marlboro
Flavor Plus
Marlboro
Family
Total
Market
Cannibalization Rate
Competition
Marlboro
Source: PM Slovakia market research

39 39 Marlboro Gold Line

40 40
Marlboro Gold Touch
Slightly slimmer cigarette
Novel packaging
Launched in 2009 in 8
markets
In Q4, 2009, Marlboro Gold
Touch achieved market
share of:
–
1.5% in Italy
–
0.8% in Romania
–
0.6% in Greece
Source: A.C. Nielsen and PMI estimates

41 41
52%
27%
14%
34%
41%
25%
14%
32%
61%
Marlboro Gold Touch – Russia
Introduced in 6mg (Gold Touch) and 4mg (Fine Touch) in
Moscow in July 2009
In December, combined 0.5% share in Moscow
88%
7%
5%
35-64
25-34
18-24
Age Profile
Marlboro
Touch
Marlboro
Family
Total
Market
Cannibalization Rate
Competition
Marlboro
Source: A.C. Nielsen and PM Russia market research
Other PMI
Brands

42 42
Marlboro Fresh Line Up
Innovative technological
approach include:
–
Different levels of
mentholation
–
Mentholated threads in the
filter
–
Capsules in the filter
Delivers different
freshness sensations

43 43
Marlboro Black Menthol - Japan
Share of Market
Source: Tobacco Institute of Japan
1mg
Black Menthol
(8 mg)
(%)
0.8
1.0 1.0 1.0 1.0 1.0
0.3 0.3 0.3
0.8
1.0 1.0
1.3 1.3 1.3
0
1.5
Q3 Q4 Q1 Q2 Q3 Q4
2008 2009

44 Marlboro - Japan Source: Tobacco Institute of Japan Marlboro Share of Market 7.0 8.0 8.4 8.9 9.2 9.7 9.9 9.9 10.1 10.5 6 8 10 12 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 (%)

45 45
Menthol - Mexico
4.6
5.0
5.9
0
10
2007 2008 2009
58.9
62.7
55.9
17.4
17.3
26.1
77.9
81.7
83.0
0
85
2007 2008 2009
Menthol Share of Market PMI Share of Segment
(%) (%)
Source: PMI estimates
Other
Benson &
Hedges
Marlboro

46 21 19 11 7 7 4 0 25 Russia Japan Italy Ukraine Spain Indonesia 46 Marlboro Innovation New Line Extensions as % Marlboro Volume (Q4, 2009) Source: PMI Financials (%)

47
7.5
3.2
2.8
2.3
1.9
8.4
4.3
2.9
2.3 2.3
0
10
Turkey Korea Russia Japan Ukraine
47
Parliament
Volume stable at 37.3 billion
units
Super-premium Parliament
Reserve (Eastern Europe),
Platinum
and Parliament
Nouveau (Japan) reinforcing
luxury image
Share of Market
(%)
2008 2009
Source: PMI Financials, A.C. Nielsen, Korea Research Center and Tobacco Institute of Japan

48 48
L&M
Our second largest brand, positioned in mid-price in
emerging markets and low-price in developed markets
Volume declined by 1.7% in 2009 to 90.8 billion units, an
improved performance compared to the previous two
years
Volume grew by 19% last year in the Middle East and
Africa
Source: PMI Financials

49
6.7
2.6
2.3
1.5
1.3
0
8
Slovak. Czech Sweden Spain Germ.
L&M – EU Region

Volume grew by close to 9%
in EU Region in 2009 and by
17% in the fourth quarter
(a) Through end November
Source: PMI Financials, A.C. Nielsen and PMI estimates
Share of Market Gains
2009 vs. 2008
(a)
(pp)

50 50
L&M –
EU Region
14.7
14.4
13.9
8.8
8.5
7.2
7.1
6.7
0
15
Poland Slovakia Belgium Germany Sweden Czech
Republic
Neth. Spain
Share of Market Q4, 2009
(%)
(a) Through end November
Source: A.C. Nielsen and PMI estimates
(a)

51 Brand Portfolio Mid-Price Premium & Above Local Heritage International Low-Price

52 9.7 10.4 10.5 10.9 0 12 H1 H2 H1 H2 52 A Mild - Indonesia Premium price Leading brand in Indonesia Fastest growing top 10 brand 2008 2009 Source: A.C. Nielsen (%) Share of Market

53 3.8 3.5 3.0 4.3 4.3 5.4 0.7 2.3 3.2 8.8 10.1 11.6 0 12 2007 2008 2009 53 Delicados - Mexico Share of Market Source: PMI estimates Filter Box Filter Soft Non- Filter (%)

54 54 Bond Street - Russia 20.5 20.5 21.0 21.7 21.6 22.1 23.2 24.7 20 25 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Source: A.C. Nielsen Share of Low Price Segment (%) 2008 2009

55 55 Agenda Review of 2009 results 2010 business outlook Superior brand portfolio Cost savings and productivity improvements Cash flow enhancement M&A Shareholder returns

56 450 250 1,550 850 Manufacturing Productivity G&A + Other EU Program Total ($ million) Forecast Cumulative Gross Cost Savings (2008-10) Productivity and Cost Savings Program Source: PMI Financials

57
Tobacco
As previously communicated, leaf cost increases $200
million higher than anticipated for 2008 - 2010
Objective to stabilize leaf supplies going forward:
–
PMI requirements quite predictable
–
Farmers prefer consistent prices
Balance between supply and demand should be
achievable on a permanent basis
Tobacco leaf supply balanced in 2009 and expected to be
in 2010

58 58 Agenda Review of 2009 results 2010 business outlook Superior brand portfolio Cost savings and productivity improvements Cash flow enhancement and capital structure M&A Shareholder returns

59
Free Cash Flow
(a)
1.5
6.8
8.6
7.1
                   2008
Actual
                    2009
Actual
                     2009
Excluding Currency
(a) Free cash flow equals net cash provided by operating activities less capital expenditures. In 2009, net cash provided by operating activities was
$7,884 million and capital expenditures were $715 million. In 2008, net cash provided by operating activities was $7,935 million and capital expenditures were $1,099 million
Source: PMI Financials
+26%
vs. 2008
($ billions)
4.9%

60 Cumulative Operating Cash Flow (2008-2010) 6.6 7.9 7.3 7.9 7.8 21.7 15.8 March 2008 Actual 2008 2009 2010 ($ billion) Source: PMI Financials

61
Cash Flow Enhancement Program
Our goal is to generate an additional $750 million - $1
billion over three years through improvements in working
capital:
–
Supply chain initiatives
–
Tobacco leaf inventory durations
–
Improved forestalling regulations
–
Tighter finished goods inventory management
Systems investment of $15 million to improve working
capital management

62
Capital Structure
Tremendous cash flow underpins our strong balance
sheet
Long-term credit ratings: A2 / A / A
Short-term credit ratings: P-1 / A-1 / F1
Over $10 billion well-laddered bonds with an attractive
weighted average cost of long-term debt of 5.6%
Access to tier 1 commercial paper market
Source: PMI Financials

63 Capital Structure Goal is to preserve current credit ratings whilst having flexibility to make acquisitions

64 64 Agenda Review of 2009 results 2010 business outlook Superior brand portfolio Cost savings and productivity improvements Cash flow enhancement and capital structure M&A Shareholder returns

65
Acquisitions

Complement organic growth

Often provide unique opportunities to enter new markets
or significantly step up our presence:
- Sampoerna in Indonesia
- Lakson in Pakistan
- Rothmans Inc. in Canada
- Coltabaco in Colombia
- Interval (fine cut) in France and other EU markets
- Petterøes (fine cut) in Norway
- Pipe tobacco and nasal snuff in South Africa
- Snus joint venture with Swedish Match

66
24%
66
Top 10 Emerging Markets – PMI Share
16%
2009 Volume :
1.38 trillion units
(a) Top ten emerging markets in 2009 excluding China are Russia, Indonesia, Ukraine, Turkey, India, Brazil, Philippines, Egypt, Vietnam and Pakistan
Source: A.C. Nielsen and PMI estimates
PMI
PMI
2004 Volume :
1.30 trillion units

67 67
Top 10 Emerging Markets – PMI Market Shares
25
29
36
43
14
29
16
41
0
50
Russia Indonesia Ukraine Turkey Brazil Philippines Egypt Pakistan
Share of Market (2009)
(%)
Note: PMI has less than 1% market share in India (#5) and Vietnam (#9)
Source: A.C. Nielsen and PMI estimates
#10 #8 #7 #6 #4 #3 #2 #1
#2 #2 #2 #2 #1 #1 #1 #2

68 68 Agenda • Review of 2009 results • 2010 volume and business outlook • Superior brand portfolio • Cost savings and productivity improvements • Cash flow enhancement • M&A • Shareholder returns

69
Dividend Yield
1.8%
2.5%
2.8%
2.8%
2.9%
3.0%
3.0%
3.3%
3.4%
3.5%
3.5%
3.5%
3.7%
4.3%
4.4%
4.5%
4.8%
5.5%
Heineken
Bayer
Nestle
Roche
Coca-Cola
PepsiCo
Johnson & Johnson
Diageo
Unilever
Pfizer
McDonalds
Novartis
Imperial Tobacco
Kraft
BAT
GlaxoSmithKline
PMI
Vodafone
December 31, 2009
Note: Dividend yield represents the annualized dividend at 12/31/09 over the closing share price on that date. The share price for PMI was $48.19 as of 12/31/09. The annualized dividend on 12/31/09 was $2.32
Source: Centerview Partners, based on company filings and FactSet

70
Share Repurchases
New share repurchase program of $12 billion May 2010
through April 2013
Total 2010 spending expected to be $4 billion
Strikes optimal balance between rewarding shareholders
and retaining financial flexibility
Source: PMI News Release

71
Shareholder Returns
In 2009, $10 billion returned to shareholders through
dividends and share repurchases
Since March 2008 spin-off, more than $17 billion returned
to shareholders, representing 19% of our current market
capitalization
Source: PMI Financials

72
Revenues and Income Growth – Peer Comparison
4.0
5.0
7.5
0
12
PMI PepsiCo Coca-Cola
2009 Revenue Growth
(excl. currency)
(%)
6.0
7.0
11.1
0
15
PMI Coca-Cola PepsiCo
2009 Adjusted Income Growth
(excl. currency)
(%)
(a) Currency neutral net operating revenue growth after considering items impacting comparability and structural changes
(b) Adjusted OCI growth, excluding the impact of currency. Reported OCI for 2009 was $10,271 million, adjusting for $164 million of one-time costs and for $1,390 million of negative currency impact.  Adjusted OCI excluding currency was $11,825 million for 2009.  OCI in 2008 was $10,434 million, adjusting for $208 million of one-time costs, results in a growth rate of 11.1% for adjusted OCI, excluding currency
(c) Currency neutral operating income growth after considering items impacting comparability
(d) Core division operating profit growth, excluding currency
Source: Centerview Partners, based on company reports
(a)
(b)
(c)
(d)

73 73
2010 EPS Guidance
Expect to reach or surpass all our currency neutral
financial forecasts in 2010
At prevailing exchange rates, reported EPS guidance of
$3.75 - $3.85 represents an increase of 16-19%
Reported EPS growth rate ex-currency is 12-15%
Against adjusted EPS of $3.29 in 2009, reported EPS
guidance represents a growth rate of 11-14%, excluding
currency
Source: PMI Financials

74 P/E Ratios – Peer Comparison 17.6 16.3 14.2 10 20 Coca-Cola PepsiCo PMI 2009 (%) 15.8 14.5 12.3 10 20 Coca-Cola PepsiCo PMI 2010 Estimates (%) Source: Centerview Partners, based on FactSet

Consumer Analyst Group of New York (CAGNY) Conference February 17, 2010 Hermann Waldemer Chief Financial Officer Philip Morris International QUESTIONS & ANSWERS

76
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments for Impact of Currency and Acquisitions
For the Years Ended December 31,
(in millions)
(Unaudited)
Reported
Net
Revenues
Less
Excise
Taxes
Reported
Net
Revenues
excluding
Excise
Taxes
Less
Currency
Reported
Net
Revenues
excluding
Excise
Taxes &
Currency
Less
Acquisi-
tions
Reported Net
Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
Reported
Net
Revenues
Less
Excise
Taxes
Reported
Net
Revenues
excluding
Excise
Taxes

Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
28,550 $      19,509 $   9,041 $       (856) $       9,897 $        61 $        9,836 $           European Union 30,265 $      20,577 $   9,688 $         (6.7)% 2.2% 1.5%
13,865         7,070        6,795          (1,373) 8,168           41 8,127              EEMA 14,817         7,313        7,504            (9.4)% 8.8% 8.3%
12,413         5,885        6,528
(41)
6,569
-
6,569              Asia 12,222         6,037        6,185            5.5% 6.2% 6.2%
7,252           4,581        2,671          (328) 2,999           462 2,537              Latin America & Canada 6,336           4,008        2,328            14.7% 28.8% 9.0%
62,080 $      37,045 $   25,035 $     (2,598) $    27,633 $      564 $      27,069 $         PMI Total 63,640 $      37,935 $   25,705 $       (2.6)% 7.5% 5.3%
Reported
Operating
Companies
Income
Less
Currency
Reported
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Reported
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income

Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
4,506 $        (481) $       4,987 $        40 $        4,947 $           European Union 4,738 $         (4.9)% 5.3% 4.4%
2,663
(893) 3,556 18
3,538              EEMA 3,119            (14.6)% 14.0% 13.4%
2,436           146 2,290 - 2,290              Asia 2,057            18.4% 11.3% 11.3%
666
(162) 828 202
626                 Latin America & Canada 520               28.1% 59.2% 20.4%
10,271 $      (1,390) $    11,661 $      260 $      11,401 $         PMI Total 10,434 $       (1.6)% 11.8% 9.3%
2009 2008
% Change in Reported Net
Revenues excluding Excise Taxes
2009 2008
% Change in Reported Operating
Companies Income

77
Reported
Operating
Companies
Income
Less
Asset
Impairment/
Exit Costs
and Other
Adjusted
Operating
Companies
Income
Less
Currency
Adjusted
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income
Less
Asset
Impairment/
Exit Costs
and Other
Adjusted
Operating
Companies
Income Adjusted
Adjusted
excluding
Currency
Adjusted
excluding
Currency &
Acquisitions
4,506 $        (29) $             4,535 $        (481) $      5,016 $        40 $             4,976 $          European Union 4,738 $        (66) $             4,804 $         (5.6)% 4.4% 3.6%
2,663           -                   2,663           (893)         3,556           18               3,538             EEMA 3,119           (1)                 3,120            (14.6)% 14.0% 13.4%
2,436           -                   2,436           146           2,290           -                  2,290             Asia 2,057           (14)               2,071            17.6% 10.6% 10.6%
666              (135)
(1)
801              (162)         963              202              761                Latin America & Canada 520              (127)
(2)
647              23.8% 48.8% 17.6%
10,271 $      (164) $           10,435 $      (1,390) $    11,825 $      260 $           11,565 $        PMI Total 10,434 $      (208) $           10,642 $       (1.9)% 11.1% 8.7%
% Points Change
Adjusted
Operating
Companies
Income
excluding
Currency
Net
Revenues
excluding
Excise
Taxes &
Currency
(3)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income
Net
Revenues
excluding
Excise
Taxes
(3)
Adjusted
Operating
Companies
Income
Margin
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
5,016 $        9,897 $        50.7% European Union 4,804 $        9,688 $         49.6% 1.1 pp
3,556           8,168           43.5% EEMA 3,120           7,504            41.6% 1.9 pp
2,290           6,569           34.9% Asia 2,071           6,185            33.5% 1.4 pp
963              2,999           32.1% Latin America & Canada 647              2,328            27.8% 4.3 pp
11,825 $      27,633 $      42.8% PMI Total 10,642 $      25,705 $       41.4% 1.4
pp
2009 2008
2009 2008
% Change in Adjusted Operating
Companies Income
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin Excluding Currency
For the Years Ended December 31,
(in millions)
(Unaudited)
(1) Represents 2009 Colombian investment and cooperation agreement charge.
(2) Represents 2008 equity loss from RBH legal settlement ($124 million) and asset impairment and exit costs ($3 million).
(3) For the calculation of net revenues excluding excise taxes and currency, refer to previous slide.

78
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, Excluding Currency
For the Years Ended December 31,
(Unaudited)
2009 2008 % Change
Reported Diluted EPS 3.24 $                3.31 $            (2.1)%
Less:
Colombian investment and cooperation agreement charge (0.04)                  -
Asset impairment and exit costs (0.01)                  (0.02)
Equity loss from RBH legal settlement -                      (0.06)
Tax items -                      0.08
Adjusted Diluted EPS 3.29 $                3.31 $            (0.6)%
Less:
Currency Impact (0.53)
Adjusted Diluted EPS, Excluding Currency 3.82 $                3.31 $            15.4%

79
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Reported Diluted EPS, Excluding Currency
For the Years Ended December 31,
(Unaudited)
2009 2008 % Change
Reported Diluted EPS 3.24 $                3.31 $            (2.1)%
Less:
Currency Impact (0.53)
Reported Diluted EPS, Excluding Currency 3.77 $                3.31 $            13.9%